SCHEDULE 14A
                                (Rule 14a-101)
                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                   the Securities and Exchange Act of 1934

Filed by:
   [X]  The Registrant
   [ ]  A Party Other than the Registrant

Check the appropriate box:
   [ ]  Preliminary Proxy Statement
   [ ]  Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Solicitation Material Pursuant to Rule 14a-11(c) or Rule 240.14a-12


                        MARKETING SERVICES GROUP, INC.
                        -----------------------------
               (Name of Registrant as Specified in Its Charter)

   -------------------------------------------------------------------------
   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
   [ ]  Fee previously paid with preliminary materials.
   [ ] Check box in any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1) Amount previously paid:
        (2) Form, Schedule or Registration Number:
        (3) Filing Party:
        (4) Date filed:

                        MARKETING SERVICES GROUP, INC.
                              333 Seventh Avenue
                           New York, New York 10001
                                (212) 594-7688




                                                             February 27, 1998




Dear Stockholders:

On behalf of the Board of Directors and management of Marketing Services Group, Inc., I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held on Friday, April 3, 1998, at 9:30 a.m., at the offices of Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, New York 10019.

The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, several of the directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is the Company's Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 1997. This report describes the financial and operational activities of the Company.

Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

We look forward to greeting you at the meeting.

                                      Sincerely,



                                      J. Jeremy Barbera
                                      Chairman of the Board, President and
                                      Chief Executive Officer

                        MARKETING SERVICES GROUP, INC.
                              333 Seventh Avenue
                           New York, New York 10001
                                (212) 594-7688

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 3, 1998
                   ----------------------------------------

TO THE STOCKHOLDERS OF
MARKETING SERVICES GROUP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of MARKETING SERVICES GROUP, INC., a Nevada corporation, (hereinafter "MSGI" or the "Company"), will be held at the offices of Camhy Karlinsky & Stein, LLP, 1740 Broadway, 16th Floor, New York, New York 10019 on Friday, April 3, 1998, at 9:30 a.m., for the following purposes:

      (1) To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;
      (2) To consider and vote upon a proposal to amend the Company's certificate of incorporation ("Certificate of Incorporation") in order to increase the number of shares of common stock of the Company ("Common Stock") authorized for issuance thereunder;
      (3) To vote upon a proposal to ratify the Board of Directors selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year;
      (4) To consider and vote upon a proposal to amend the Certificate of Incorporation in order to increase the number of shares of preferred stock of the Company ("Preferred Stock") authorized for issuance thereunder and;
      (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 23, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock and Preferred Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices at 333 Seventh Avenue, New York, New York 10001, during business hours for ten (10) days prior to April 3, 1998.

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                      By Order of the Board of Directors


                                      Alan I. Annex
                                      Secretary
New York, New York
February 27, 1998
-------------------------------------------------------------------------------
   YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
-------------------------------------------------------------------------------

                        MARKETING SERVICES GROUP, INC.
                              333 Seventh Avenue
                           New York, New York 10001
                                (212) 594-7688


                               PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 3, 1998

 Approximate Mailing Date of Proxy Statement and Form of Proxy - March 3, 1998.


                         INFORMATION CONCERNING VOTE

GENERAL

This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MARKETING SERVICES GROUP, INC., a Nevada corporation, (hereinafter "MSGI" or the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, April 3, 1998, at 9:30 a.m. and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual
Meeting will be held at the offices of Camhy Karlinsky & Stein, LLP, 1740 Broadway, 16th Floor, New York, New York 10019.

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record of the Company's common stock, $.01 par value per share ("Common Stock"), and Series D preferred stock, $.01 par value per share (the "Preferred Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of the Common Stock (the "Common Stockholders") entitled to vote will be entitled to one vote for each share of Common Stock that they hold. Holders of the Preferred Stock (the "Preferred Stockholders") entitled to vote shall be entitled to the number of shares of Common Stock into which their Preferred Stock is convertible. As of the Record Date, the total number of common share equivalents eligible to vote at the Annual Meeting was 17,534,674, consisting of 13,085,288 shares of Common Stock and 50,000 shares of Preferred Stock convertible into an aggregate of 4,449,386 shares of Common Stock.

REVOCABILITY OF PROXIES

A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will
be  presented  at  the  Annual   Meeting  and  voted  in  accordance   with  the
stockholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS (2) FOR the amendment to the Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance, as discussed below under the caption "PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE"; (3) FOR the ratification of the Board of Directors' selection of Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year, as discussed below under the caption "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS", and (4) FOR the amendment to the Certificate of Incorporation to increase the number of shares of Preferred Stock authorized for issuance, as discussed below under the caption "PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK AUTHORIZED FOR ISSUANCE".

VOTING PROCEDURES

All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the Common Stock and Preferred Stock issued and outstanding entitled to vote at the Annual Meeting, in person or by proxy, is required. The Preferred Stockholders shall be entitled to vote as a Common Stockholder, the number of shares of Preferred Stock and paid in kind stock dividends as convertable into Common Stock on the Record Date. Votes withheld from the director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. Director nominees must receive a majority of the votes cast at the meeting. The proposal to increase the number of shares of Common Stock authorized for issuance must be approved by a majority of the common shares outstanding. The ratification of the selection of independent auditors must be approved by a majority of the votes cast at the meeting. The proposal to increase the number of shares of preferred stock authorized for issuance must be approved by a majority of the common and preferred shares outstanding.

                                 PROPOSAL ONE
                            ELECTION OF DIRECTORS

The Board of Directors has nominated seven (7) individuals to serve as Directors at the Annual Meeting, including one director to be elected by the Preferred Stockholders and six directors to be elected by the Common Stockholders and Preferred Stockholders. It is intended that each proxy received by the Company from Common Stockholders will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is witheld by the stockholder executing the proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.


DIRECTOR NOMINEES

The following table sets forth certain information with respect to the nominees for directors:

Name                   Age     Position
----                   ---     --------
General Nominees:
-----------------
Alan I. Annex          36      Director and Secretary
J. Jeremy Barbera      41      Chairman  of the  Board of Directors, Chief
                                 Executive Officer, President & Chief
                                 Operating Officer
S. James Coppersmith   65      Director
John T. Gerlach        65      Director
Seymour Jones          66      Director
C. Anthony Wainwright  64      Director

Nominee for Election by Preferred Stock:
----------------------------------------
James Brown            33      Director

Mr. Annex has been a Director and Secretary of the Company since May 1997. He has been a partner in the law firm of Camhy Karlinsky & Stein LLP since July 1995, where he practices corporate and securities law. Camhy Karlinsky & Stein LLP is the Company's legal counsel. From July 1994 to June 1995, Mr. Annex was of Counsel to said firm. Prior thereto he was associated with Proskauer Rose, LLP. Mr. Annex is also a director of Pacific Coast Apparel, Inc.

Mr. Barbera has been Chairman, Chief Executive and Operating Officer and President of the Company since March 31, 1997, and was a Director and Vice
President of the Company from October 1996 to March 1997. He has been Chief Executive Officer of the Metro Direct subsidiary since its formation in 1987. Mr. Barbera has sixteen years of experience in data management services, and over twenty years of experience in the entertainment marketing area.

Mr. Coppersmith has been a Director of the Company since June 1996. Since 1994, Mr. Coppersmith has been Chairman of the Board of Trustees of Boston's Emerson College. Until his retirement in 1994, he held various senior executive positions with Metromedia Broadcasting where he managed its television operations in Los Angeles, New York and Boston and served as President and General Manager of Boston's WCVB-TV, an ABC affiliate owned by The Hearst Corporation. Mr. Coppersmith also serves as a director for B.J.'s Wholesale Club, Sun America Asset Management Corporation, Uno Restaurant Corp., Kushner-Locke, Inc. and The Boston Stock Exchange.

Mr. Gerlach has been a Director of the Company since December 1997. Mr. Gerlach presently serves as Director of the graduate business program and as an associate professor of finance at Sacred Heart University in Fairfield, Connecticut. Previously, he was an Associate Director in the Bear Stearns' corporate finance department with responsibility for mergers and financial restructuring projects; he was President and Chief Operating Officer of Horn & Hardart, where he supervised restaurant and mail order subsidiaries, including Hanover Direct; and he was the Founder and President of Consumer Growth Capital, a venture capital firm. Mr. Gerlach also serves as a director for Uno Restaurant Co., SAFE Inc., LB USA (subsidiary of a French company), Akona Corp., the Board of Regents at St. John's University (Collegeville, MN) and sits on an advisory board for the College of Business and Administration at Drexel University.

Mr. Jones has been a Director of the Company since June 1996. Since September 1995, Mr. Jones has been a professor of accounting at New York University. Prior thereto, from April 1974 to September 1995, Mr. Jones was a senior partner of the accounting firm of Coopers & Lybrand, L.L.P. Mr. Jones has over 35 years of accounting experience and over ten years of experience as an arbitrator and as an expert witness, particularly in the area of mergers and acquisitions.

Mr. Wainwright has been a Director of the Company since August 1996 and was also a Director of the Company from the acquisition of Alliance until May 1996. Prior thereto, he was a director of Alliance. Mr. Wainwright is currently Vice Chairman of the advertising agency McKinney & Silver and was Chairman and Chief Executive Officer of the advertising firm Harris Drury Cohen, Inc., from 1995 to 1996. From 1994 to 1995, he served as a senior executive with Cordient PLC's Compton Partners, a unit of the advertising firm Saatchi & Saatchi World Advertising, and, from 1989 to 1994, as Chairman and Chief Executive Officer of Campbell Mithun Esty, a unit of Saatchi & Saatchi in New York. Mr. Wainwright also serves as a director of Caribiner International, Gibson Greetings, Inc., Del Webb Corporation and American Woodmark Co.

Mr. Brown has been a Director of the Company since February 1998. Mr. Brown is currently Vice President and Industry Leader in GE Capital's Equity Capital Group, where he is responsible for making strategic private equity investments. From 1994 to 1995, Mr. Brown joined Lehman Brothers in its Corporate Planning area to restructure the firm. From 1992 to 1994, Mr. Brown joined Bain & Co. where he consulted with Fortune 500 clients on strategic, operational and financial issues. Prior thereto, Mr. Brown was an analyst for CBS and AC Nielsen.

CLASSIFICATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company currently consists of seven members and is divided into three classes (designated Class I, Class II and Class III). Class I consists of Messrs. Annex and Gerlach, whose term will expire in 1999; Class II consists of Messrs. Jones and Barbera whose term will expire in 2000; and Class III consists of Messrs. Brown, Coppersmith and Wainwright whose term will expire in 2001. At the 1997 Annual Meeting, each class of directors will stand for election for their respective terms. After the 1997 Annual Meeting, Directors nominated to the class of Directors whose term is expiring at that annual meeting will be elected for a term of three years, and the remaining Directors will continue in office until their respective terms expire. Accordingly, at each annual meeting, at least two of the Company's seven Directors will be elected and each Director will be required to stand for election once every three years. The Preferred Stockholders have the option to elect an additional Class I or Class II director.


DIRECTORS' COMPENSATION

Starting July 1, 1998, directors who are not employees of the Company will receive an annual retainer fee of $10,000 to $15,000 depending on the number of committees served. Such Directors will also be reimbursed for their reasonable expenses for attending board and committee meetings, and will receive an annual grant of options to acquire 10,000 shares of common stock for each fiscal year of service, at an exercise price equal to the fair market value on the date of grant. Any Director who is also an employee of the Company is not entitled to any compensation or reimbursement of expenses for serving as a Director of the Company or a member of any committee thereof.

Pursuant to a Resolution of the Board of Directors on May 27, 1997, non-employee members of the Board agreed to serve without cash compensation for the fiscal year ended June 30, 1997. It was agreed that each outside director, at that time, be compensated with options to purchase 100,000 shares of Common Stock of the Company, at an exercise price of $2.625 per share, with 50% immediately exercisable, 25% exercisable on May 27, 1998 and 25% exercisable on May 27, 1999.


COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDEES

The Board of Directors held three meetings during fiscal year 1997. The Board of Directors has a Compensation Committee and an Audit Committee. No member of the Board of Directors attended fewer than 75% of the meetings of the Board and of the committee of which he was a member.

The Compensation Committee formulates the Company's policy on compensation of executive officers, reviews, approves and recommends to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, and administers the Company's stock option plan. During fiscal year 1997, the members of the Compensation Committee were Messrs. Coppersmith and Wainwright. For fiscal 1998, the members are Messres Annex, Coppersmith and Wainwright. The Compensation Committee did not hold any meetings during fiscal 1997.

The Audit Committee appoints the independent public accountants of the Company, reviews the scope and fees of the prospective annual audit, reviews the results thereof with the Company's independent public accountants, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices and reviews and approves (with the concurrence of a majority of the independent directors of the Company) transactions, if any, with affiliated parties. During fiscal year 1997, the members of the Audit Committee were Messrs. Coppersmith and Jones. For fiscal 1998, the members are Messrs. Coppersmith, Gerlach and Jones. The Audit Committee held one meeting during fiscal 1997.


EXECUTIVE OFFICERS

In addition to Mr. Barbera, the executive officers of the Company are the following:

Scott A. Anderson has been Chief Financial Officer of the Company since May 1996, Treasurer since May 1997, and was Controller from May 1995 to May 1996 and a Director of the Company from May 1996 to August 1996. Prior thereto, from December 1994 to April 1995, he was associated with the accounting firm of Coopers & Lybrand L.L.P., and, from 1988 to 1994, he was a manager in the assurance department of an affiliate of the accounting firm of Deloitte & Touche, LLP. Mr. Anderson is a Certified Public Accountant.

Robert M. Budlow has been a Vice President of the Company since October 1996 and President of Metro since April 1997. Prior thereto, he was Executive Vice
President and Chief Operating Officer of the subsidiary since 1990. He has twelve years of experience in database management services and subscription, membership and donor renewal programs.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION

The following table provides certain information concerning compensation of the Company's Chief Executive Officer and any other executive officer of the Company who received compensation in excess of $100,000 during the fiscal year ended June 30, 1997:


SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                       Fiscal                              Other          Compensation Awards
                                       Year                                Annual     Restricted      Securities
                                       Ended         Annual      Annual    Compen-       Stock        Underlying
Name and Principal Position            June 30,    Salary ($)   Bonus($)   sation($)   Awards($)    Options/SARs(#)
---------------------------            --------    ----------   --------   ---------   ---------    ---------------
J. Jeremy Barbera(1),Chairman of the
   Board, CEO, President & COO          1997         120,883                                           1,000,000

Stephen Dunn(2)                         1997         254,521
   President & CEO, SD&A                1996         228,462                                               5,000
                                        1995          42,308

Thomas Scheir(2)                        1997         154,521     60,000                                   40,000
   Executive VP, SD&A                   1996         128,461     60,000                                   12,500
                                        1995          21,635

Krista Mooradian(2)                     1997         127,936     25,000                                   20,000
   VP, SD&A                             1996          85,092     29,372                                    5,375
                                        1995          12,692      2,060
Robert N. Budlow(3)
   President, Metro Direct              1997          93,750

Janet Sautkulis(3), COO, Metro Direct   1997          93,750

Barry Peters(2)(4)                      1997         118,776                409,200                      300,000
   Former Chairman of the Board         1996         100,626                              32,058         150,000
   & CEO (to 3/31/97)                   1995          26,442

E. William Savage(2)(4)                 1997         108,699                367,500                      300,000
   Former President, COO, Secretary     1996         100,626                              32,058         150,000
   & Treasurer (to 3/31/97)             1995          26,442

-----------------
(1)Mr. Barbera was appointed Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer effective March 31, 1997. Prior thereto, commencing with the October 1, 1996 acquisition of Metro, he was Vice President of MSGI and President and CEO of Metro. Pursuant to an employment agreement dated May 27, 1997, his annual salary increased from $150,000 to $250,000 through May 31, 1998. As of June 30, 1997, Mr. Barbera's salary reflects earnings for the nine months from the date of Metro's acquisition.
(2)Prior to the acquisition of Alliance in April, 1995 none of the Named Executive Officers was an officer or employee of the Company. In addition, because the acquisition of Alliance took place in April, 1995, the compensation shown for each of the Named Executive Officers for the fiscal year ended June 30, 1995 reflects only two months of compensation in such fiscal year.
(3)The annual salaries for Mr. Budlow and Ms. Sautkulis are $125,000 each. Due to the acquisition of Metro on October 1, 1996, their annual compensation only reflects nine months of salary.
(4)Messrs. Peters and Savage left the service of the Company effective March 31, 1997. Other annual compensation for 1997 includes compensation under separation agreements. The total other annual compensation paid through June 30, 1997 was $135,120 and $130,921, to Peters and Savage, respectively.

STOCK OPTION GRANTS

The table below provides information relating to stock options granted to the Named Executive Officers during the fiscal year ended June 30, 1997.

OPTIONS GRANTED IN THE LAST FISCAL YEAR
                                            Individual Grants
                   ------------------------------------------------------------
                    Number of     % of Total                  Market
                    Securities   Options/SARs    Exercise     Price
                    Underlying    Granted to      or Base     on        Expira-
                   Options/SARs  Employees in   Price ($ per  Date of    tion
Name                Granted (#)  Fiscal Year(2)   share(3))   Grant($)   Date
----               ------------  -------------- ------------  --------  -------
J. Jeremy Barbera...  333,334(1)       47%         2.625                5/27/04
                      333,333(1)                   3.00        2.625    5/27/04
                      333,333(1)                   3.50        2.625    5/27/04
Thomas Scheir.......   40,000           2%         2.625                5/27/04
Krista Mooradian....   20,000           1%         2.625                5/27/04
Barry Peters........  150,000          14%         2.50        5.375    9/25/03
                      150,000                      3.00        5.375    9/25/03
E. William Savage...  150,000          14%         2.50        5.375    9/25/03
                      150,000                      3.00        5.375    9/25/03
-------------
(1) Mr. Barbera's options are exercisable as follows: 1/3 of each tranche is available for exercise immediately, 1/3 of each tranche becomes available in May, 1998, with the remaining 1/3 exercisable in May, 1999.
(2) During  the  fiscal  year  ended  June  30, 1997,   all  employees  and  all
    non-employee Directors of the Company received stock options for a total of 2,117,000 shares of Common Stock.
(3) Exercise price is the closing sales price of the Common Stock as reported on The Nasdaq SmallCap Market on the date of the grant, unless otherwise identified.

The following table sets forth information regarding the number and value of securities underlying unexercised stock options held by the Named Executive Officers as of June 30, 1997.

   AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR AND FISCAL YEAR END
                                OPTION VALUES

                                                           Value of Unexercised
                          Number of Securities Underlying      In-the-Money
                             Unexercised Options/SARs        Options/SARs at
                              at Fiscal Year End (#)      Fiscal Year End($)(1)
   Name                     Exercisable/Unexercisable  Exercisable/Unexercisable
   ----                     -------------------------  -------------------------
   J. Jeremy Barbera........... 333,334/666,666            $69,445/$138,889
   Stephen Dunn................       5,000/0                    0/0
   Thomas Scheir...............      52,500/0               34,063/0
   Krista Mooradian............      25,375/0               16,047/0
   Barry Peters................     450,000/0              281,250/0
   E. William Savage...........     450,000/0              281,250/0
   -------------
(1) Fair market value of $3.125 per share at June 30, 1997 was used to determine the value of in-the-money options.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

The Company has entered into employment agreements with each of its named executives.

Mr. Barbera was appointed to the position of Chief Executive Officer of MSGI by the Board, effective March 31, 1997. He had previously served as President and CEO of Metro under an employment contract dated October 1, 1996. Under the contract, Mr. Barbera's base salary was $150,000 for the first year of employment. On May 27, 1997, the Company amended and restated Mr. Barbera's employment contract, based on the additional responsibilities he assumed on March 31, 1997. Under the terms of the amended contract, Mr. Barbera's employment term is for three years beginning May 27, 1997, and is automatically renewable for an additional three year period, unless the Company or Mr. Barbera gives written notice; his amended annual base salary for the first year of the amended employment term is $250,000, with $300,000 for the second year and $350,000 for the third year. Mr. Barbera is also eligible to receive raises and bonuses in each year of the employment contract, at the determination of the Compensation Committee of the Board of Directors of the Company, based on earnings and other targeted criteria. On May 27, 1997, Mr. Barbera was granted options to acquire 1,000,000 shares of Common Stock of the Company; 333,334 exercisable at $2.625 per share, 333,333 exercisable at $3.00 per share and 333,333 exercisable at $3.50 per share. One third of the options in each tranche vest immediately and one third of each tranche will become available on each of the next two anniversary dates. In a separate agreement, Mr. Barbera forgave the increase in his annual salary from May 27, 1997 to December 31, 1997.

Mr. Barbera has agreed in his employment agreement (i) not to compete with MSGI or its subsidiaries, or to be associated with any other similar business during the employment term, except that he may own up to 5% of the outstanding Common Stock of certain corporations, as described more fully in the employment agreement, and (ii) upon termination of employment with MSGI and its subsidiaries, not to solicit or encourage certain clients of MSGI or its subsidiaries, to cease doing business with MSGI and its subsidiaries and not to do business with any other similar business for a period of three years from the date of such termination.

Mr. Budlow and Ms. Sautkulis entered into separate employment agreements effective October 1, 1996, providing for employment as Executive Vice President & Chief Operating Officer of Metro and as Executive Vice President & General Manager of Metro, respectively. Each agreement provides for an initial term expiring on September 30, 1999 (the "Employment Term") and is renewable for an additional three-year term unless Metro or the employee gives written notice. The base salary for each of Mr. Budlow and Ms. Sautkulis during the Employment Term is $125,000 for the first year, $165,000 for the second year and $200,000 for the third year. Mr. Budlow and Ms. Sautkulis are each eligible to receive raises and bonuses based upon the achievement of earnings and other targeted criteria if and as determined by the Compensation Committee of the Board of Directors. The agreements also provide for the granting to Mr. Budlow and Ms. Sautkulis of options to acquire Common Stock if and as determined by the Option Plan Committee. Each has agreed in his or her respective employment agreement
(i) not to compete with Metro or to be associated with any other similar business during the Employment Term, except that may each own up to 5% of the outstanding Common Stock of certain corporations, as described more fully in the relevant employment agreement, and (ii) upon termination of employment with Metro, not to solicit or encourage certain clients of Metro (as more fully described in the relevant employment agreement), to cease doing business with Metro, and not to do business with any other similar business, for a period of three years from the date of such termination.

Mr. Dunn and Mr. Scheir entered into separate employment agreements effective as of April 25, 1995, providing for their employment as the President and the Chief Financial Officer of SD&A, respectively. Each agreement provides for an initial term expiring on April 25, 1997, and is renewable for an additional one-year term at the discretion of the employee covered thereby, subject to termination as provided therein. Mr. Dunn's base salary during his employment term is $225,000 for the first year, $250,000 for the second year and $275,000 for the third year. Mr. Scheir's base salary during his employment term is $125,000 for the first year, $150,000 for the second year and $175,000 for the third year. At the end of each year, in the sole discretion of the board of directors of SD&A, each of Mr. Dunn and Mr. Scheir may be paid a cash bonus. The agreements also provide for other fringe benefits as may be approved by the board of directors of SD&A. Each of Mr. Dunn and Mr. Scheir has agreed in his respective employment agreement not to (i) own, become employed by, or become a partner of any similar business during the term of his employment agreement, except that each may own 1% or less of any similar business or (ii) compete with SD&A for a period of three years after the termination of his employment.

On April 25, 1997, Mr. Dunn informally agreed to extend his full-time employment with SD&A until December 31, 1997. During this period, he retained his title of Chief Executive Officer of SD&A and Vice President of MSGI. On November 19, 1997, an agreement was signed with Mr. Dunn and MSGI whereby it was agreed that Mr. Dunn shall be entitled to the full $850,000 earn out in respect of the year ending June 30, 1997 and is payable $425,000 in cash and $425,000 in shares of MSGI. In addition, Mr. Dunn agreed to cease serving as Chief Executive Officer of SD&A and Vice President of MSGI as of December 31, 1997. In addition, Mr. Dunn will continue to serve as a consultant for up to a maximum average of 20 hours per week as requested by SD&A. In consideration for such consulting services, MSGI has agreed to pay Mr. Dunn $125 for each hour of consulting services actually rendered. Mr. Scheir entered into an agreement in the subsequent period to be employed as SD&A's Chief Operating Officer through December 31, 1999, with an annual base salary of $175,000 through December 31, 1997, $200,000 in calendar 1998 and $250,000 in calendar 1999.

Effective July 1, 1997, Ms. Mooradian entered into an employment agreement to serve as President of SD&A until December 31, 1999, with an annual base salary of $175,000 through December 31, 1997, $200,000 in calendar 1998 and $250,000 in calendar 1999.

Mr. Peters and Mr. Savage served in the capacity of Chairman of the Board & Chief Executive Officer of the Company and President & Chief Operating Officer of the Company, respectively. Their employment with the Company terminated effective March 31, 1997 and they entered into settlement agreements which included cash -payments and promissory notes payable. The notes are payable in equal monthly installments, starting May 14, 1997. Amounts payable on the notes at June 30, 1997 totaled $448,000. Additionally, for a period of one year from the date of the settlement agreements, each former executive receives medical benefits for himself and his immediate family and continued use of a leased automobile.

                                 PROPOSAL TWO
            PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

Subject to approval by the Company's stockholder's the Board of Directors has adopted an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 36,250,000 to 75,000,000.

As of February 23, 1998, the Company had a total of 34,222,299 shares of Common Stock issued and outstanding and reserved for issuance, including 13,085,288 shares issued and outstanding, 11,344,734 shares reserved for issuance upon exercise of outstanding warrants and warrant commitments to purchase Common Stock, 4,964,347 shares reserved for issuance upon conversion of convertible preferred stock and dividends, 3,921,130 shares reserved for issuance upon exercise of options under the 1991 Stock Option Plan, 685,000 shares reserved for issuance to former owners of certain subsidiaries as earn out payments for achievement of targeted subsidiary earnings, 210,000 shares reserved for issuance upon conversion of convertible debt and interest, and 11,800 shares held in treasury.

The Board of Directors believes that it is important to ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. If this amendment is adopted by the Stockholders, the additional authorized Common Stock would be available for issuance from time to time in the future for such corporate purposes as financings, acquisitions, stock splits and stock dividends, as the Board of Directors may deem appropriate, without the necessity of further amendment to the Restated Certificate of Incorporation. The Company has no current plans, agreements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock which would be authorized by the proposed Amendment to the Company's Restated Certificate of Incorporation.

The issuance of additional shares of Common Stock, while providing desirable flexibility in carrying out corporate purposes, could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from acquiring, a majority of the outstanding voting stock of the Company. In addition, the issuance of additional shares of Common Stock could also lead to the dilution of existing stockholders.

The proposed amendment must be approved by the holders of a majority of the outstanding shares of Common Stock and a majority of the holders of the outstanding shares of Preferred Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                PROPOSAL THREE
              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The accounting firm of Coopers & Lybrand L.L.P. has served as the Company's independent auditors since July 1995. On November 1, 1998, the Board of Directors voted to appoint Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year. The Board of Directors recommends the ratification of this selection. A representative of Coopers & Lybrand L.L.P. will be present at the annual meeting. The representative will be given the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.




                                PROPOSAL FOUR
        PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
            THE NUMBER OF PREFERRED SHARES AUTHORIZED FOR ISSUANCE

Subject to approval by the Common and Preferred Stockholders, the Board of Directors has adopted an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Preferred Stock from 50,000 to 150,000.

As of February 28, 1998, there were 50,000 shares of the Company's Preferred Stock issued and outstanding.

If Proposal Two is approved by the Common and Preferred Stockholders, the increased number of authorized shares of Preferred Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve. Such purposes may include additional public or private sales of Preferred Stock in financing transactions, acquisitions or other corporate purposes, as well as stock dividends, stock option plans and other stock-based incentive or compensation programs. No further vote of stockholders of the Company will be required, except as required by law or stock exchange regulations. Accordingly, the availability of additional shares of Preferred Stock for issuance, without the delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future. The Company has no immediate agreements, commitments or understandings with respect to the issuance of any of the additional shares of Preferred Stock which would be authorized by the proposed amendment to the Company's Certificate of Incorporation.

The Board of Directors, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's stockholders, has the authority to issue the Preferred Stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series.

At the present time, the Company is not aware of any pending or threatened efforts by any third party to obtain control of the Company and the proposal is not being made in response to any such efforts. However the availability for issuance of additional shares of Preferred Stock could enable the Board of Directors to make more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of Preferred Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company.

Certain of the provisions of the Company's Certificate of Incorporation and Bylaws, as presently in effect, may also make it more difficult for another person or entity to effect certain business combinations with the Company or to take control of the Board of Directors of the Company. These provisions include, among other things, a provision that a vacancy in any directorship, including a vacancy arising through an increase in the number of directors, may (unless the Board of Directors determines otherwise) be filled only by the remaining directors, even though less than a quorum, or by the sole remaining director. Any amendment or repeal of the provision described in the preceding sentence must be approved by a majority of the directors then in office or by the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock then outstanding.

As set forth above, such devices may adversely impact stockholders who desire a change in management and/or the Board of Directors or to participate in a tender offer or other sale transaction involving a change in control of the company While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Preferred Stock is not prompted by any specific effort or takeover threat currently perceived by the Board of Directors. Moreover, the Board of Directors does not currently intend to propose additional anti-takeover measures in the foreseeable future.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                 OTHER MATTERS ARISING AT THE ANNUAL MEETING

The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 30, 1997 by: (i) each Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

                                               Amount and Nature of Common
                                                Stock Beneficially Owned
Name and Address of Beneficial Holder(1)           Number      Percent
----------------------------------------           ------      -------
Directors and Named Executive Officers:
J. Jeremy Barbera(2)............................1,664,671       12.7%
Robert M. Budlow................................  544,200        4.3%
Janet Sautkulis.................................  181,400        1.4%
Stephen Dunn(3).................................  132,216        1.0%
Thomas Scheir(4)................................   60,875        *
Krista Mooradian(5).............................   25,375        *
Barry Peters(6).................................  475,871        3.6%
E. William Savage(7)............................  630,327        4.8%
Alan I. Annex(8)................................   59,683        *
S. James Coppersmith(9).........................  100,000        *
Seymour Jones(10)...............................   75,000        *
C. Anthony Wainwright(11).......................  118,408        *
All Directors and Named Executive Officers
  as a group (14 persons)(12)...................4,589,806       31.5%
5% Stockholders:
Naomi Bodner(13)................................2,040,893       16.1%
Laura Huberfeld(13).............................2,040,893       16.1%
-------------
* Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective Director, executive officer or stockholder, as the case may be. Except as otherwise noted, each person has an address in care of the Company.

(2) Includes 333,334 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997, and 92,937 shares issuable upon conversion of notes.

(3) Includes 5,000 beneficially owned shares of Common Stock issuable upon the exercise of warrants which are currently exercisable or are exercisable within 60 days of September 30, 1997.

(4) Includes 52,500 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997.

(5) Includes 25,375 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997.

(6) Includes 450,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997 and 25,871 beneficially owned shares owned by family members with respect to which Mr. Peters disclaims beneficial ownership.

(7) Includes 450,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997 and 19,336 beneficially owned shares owned by family members of which Mr. Savage disclaims beneficial ownership.

(8) Includes 50,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997, and 6,250 beneficially owned shares issuable upon the exercise of currently exercisable warrants owned by Camhy Karlinsky & Stein, LLP. Mr. Annex is one of thirteen partners in such firm.

(9) Includes 50,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997 and 50,000 beneficially owned shares of Common Stock issuable upon the exercise of currently exercisable warrants.

(10) Includes 50,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997 and 25,000 beneficially owned shares of Common Stock issuable upon the exercise of currently exercisable warrants.

(11) Includes 65,000 beneficially owned shares of Common Stock issuable upon the exercise of options which are currently exercisable or are exercisable within 60 days of September 30, 1997 and 50,000 beneficially owned shares of Common Stock issuable upon the exercise of a contractual right to purchase warrants currently exercisable for such Common Stock.

(12) Of the total shares of Common Stock, convertible debt, stock options and warrants beneficially held by the Company's directors and named executive officers, 255,207 shares of Common Stock are owned by family members.

(13) The address for each of the 5% Stockholders is as follows: c/o Broad Capital Associates, Inc., 152 West 57th Street, New York, New York 10019. Beneficially owned shares of common stock held in partnerships and joint tenancy include 214,591 shares.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Mr. Dunn: In connection with the acquisition of SD&A on April 25, 1995, Alliance issued promissory notes in an aggregate principal amount of $4.5 million to Mr. Dunn. Interest on such notes was payable monthly at a rate equal to the prime rate of Bank of America, NT&SA, as in effect from time to time, subject to a maximum of 10% and a minimum of 8%. Principal payments were due quarterly, and originally $1.5 million was due in quarterly installments during fiscal 1996. All of the outstanding common shares of SD&A were initially pledged to collateralize such notes but were released in June 1996. In connection with such notes, an operating covenants agreement between the Company and Mr. Dunn included, among other things, provisions requiring that SD&A have a minimum level of working capital and cash levels, subject to periodic increases based on sales, before dividend payments could be made to the parent company. In June 1996, the operating covenants agreement was terminated.

Prior to October 1995, the Company made all principal payments when due. Each of the principal payments due October 1, 1995, January 1, 1996 and April 1, 1996 were deferred as they became due and thereafter from time to time. In June 1996, principal payments of approximately $2.0 million were made and the remaining obligations were restructured such that the remaining $2.1 million is now payable in installments of $58,333 per month, plus interest at 8%, starting September 19, 1996. As of June, 1997, due to a pending change in financing relationships, the May and June, 1997 payments had not been made. These payments were paid in full in August, 1997.

SD&A leases its corporate business premises from Mr. Dunn. The lease requires monthly rental payments of $11,805 through January 1, 1999, with an option to renew. SD&A incurs all costs of insurance, maintenance and utilities. Total rent paid by SD&A to Mr. Dunn during 1997 and 1996 was approximately $141,600 and $138,000, respectively.

Bank Credit Line: Mr. Dunn was a guarantor of SD&A's credit line until December, 1996.

Transactions with Mr. Barbera: In October 1996 the Company consummated its acquisition of Metro. In February 1996, Mr. Barbera, then a shareholder of Metro, borrowed $50,000 from Metro. Interest on such indebtedness accrues at a rate of 6% per annum. The principal of such indebtedness, together with accrued interest thereon, is repayable in four equal quarterly installment starting March 31, 1998. With the October 1, 1996 acquisition of Metro, Mr. Barbera received a 6% promissory note for $600,000, due and payable, together with interest, on June 30, 1998. In April, 1997, the Company repaid $100,000 of the promissory note.

Transactions with Mr. Budlow and Ms. Sautkulis: With the October 1, 1996 acquisition of Metro, Mr. Budlow and Ms. Sautkulis, former shareholders of
Metro,   received  6%  promissory   notes  totaling   $300,000  and  $100,000,
respectively. Such notes were originally due and payable, together with interest, on June 30, 1998. In July, 1997, the Company prepaid the full principal amounts due to Mr. Budlow and Ms. Sautkulis.

Transactions with Mr. Annex: Mr. Annex, Secretary and a Director of the Company, is a partner in the law firm of Camhy Karlinsky & Stein LLP, which provides legal services to the Company. The Company recognized expenses aggregating approximately $110,000 and $31,000 during fiscal 1997 and 1996, respectively. Mr. Annex has informed the Company that such fees did not represent more than 5% of such firms revenues for its fiscal years ending during such periods. The Company believes that the fees for services provided by the law firm were at least as favorable to the Company as the fees for such services from unaffiliated third parties.

Transactions with the Company's Outside Board of Directors: In May, 1997, the Company's outside directors each received options for 100,000 common shares (400,000 in the aggregate), exercisable at $2.625 per share, of which one half vested immediately and one fourth vest in each of May 1998 and May 1999.

On April 15, 1996, the Company entered into an agreement with Mr. Seymour Jones to retain his services as a financial consultant and advisor to the Company on a non-exclusive basis for a period of one year. Effective July 1996, the agreement was terminated. Notwithstanding such termination, pursuant to the terms of such agreement, in August 1996 Mr. Jones purchased from the Company, for $2,500 in the aggregate, warrants exercisable for 50,000 shares of Common Stock at an exercise price of $2.50 per share for the first 25,000 shares, $3.00 per share for the next 15,000 shares and $3.50 per share for the remaining 10,000 shares. The warrants are currently exercisable and expire on April 15, 2000. Subsequently, Mr. Jones gifted warrants for 25,000 shares to an unaffiliated third party.

On April 17, 1996, the Company entered into an agreement with Mr. S. James Coppersmith to retain his services as a financial consultant and advisor to the Company on a non-exclusive basis for a period of one year. Effective July 1996, the agreement was terminated. Notwithstanding such termination, pursuant to the terms of such agreement, in September 1996 Mr. Coppersmith purchased from the Company, for $2,500 in the aggregate, warrants exercisable for 50,000 shares of Common Stock at an exercise price of $2.50 per share for the first 25,000 shares, $3.00 per share for the next 15,000 shares and $3.50 per share for the remaining 10,000 shares. The warrants are currently exercisable and expire on May 15, 2000.

On June 3, 1996, the Company entered into an agreement with Mr. C. Anthony Wainwright to retain his services as a financial consultant and advisor to the Company on a non-exclusive basis for a period of two years. As compensation for such services, Mr. Wainwright is entitled to receive the sum of $1,000 per month for the term of the agreement plus all out-of-pocket expenses incurred by Mr. Wainwright in the performance of such services, provided that prior authorization from the Company shall have been received with respect to any such expense. In addition, pursuant to the terms of such agreement, Mr. Wainwright has the right, which right, as of the date hereof, has not been exercised, to purchase from the Company, for $2,500 in the aggregate warrants exercisable for 50,000 shares of Common Stock at an exercise price of $4.00 per share for the first 25,000 shares, $4.50 per share for the next 15,000 shares and $5.00 per share for the remaining 10,000 shares. The warrants may be exercised over a four-year period commencing June 3, 1996. The agreement is only assignable without the prior written consent of the other party in the event of a sale of all or substantially all of the business of the party desiring to assign the agreement. The agreement also provides for indemnification of Mr. Wainwright and his affiliates (and their respective directors, officers, stockholders, general and limited partners, employees, agents and controlling persons and the successors and assigns of all of the foregoing) by the Company for any losses or claims arising out of the rendering of the services called for in the agreement, other than for negligence or willful misconduct.

Transactions with 5% Stockholders. Each of 2,000 shares of redeemable convertible preferred stock held by Naomi Bodner and Laura Huberfeld plus accumulated accrued dividends thereon and the 235 shares held by their partnership plus accrued dividends were converted into 826,302, 826,302 and 97,091 shares of Common Stock, respectively, in a December 23, 1996 recapitalization.

In March, 1997, the Company accepted offers from certain warrant-holders to exercise their warrants for 3,152,500 shares of Common Stock at discounted exercise prices. In this transaction, Ms. Bodner, Ms. Huberfeld and their partnership exercised warrants for 1,000,000, 1,000,000 and 117,500 shares of Common Stock respectively.

Ms. Huberfeld, Ms. Bodner and the Huberfeld/Bodner partnership have appointed Jeremy Barbera as their proxy to vote 1,000,000, 1,000,000 and 117,500 shares of Common Stock, respectively, for a period until December 17, 1998.


                            STOCKHOLDER PROPOSALS

A stockholder of the Company who wishes to present a proposal for action at the Company's 1998 Annual Meeting of Stockholders must submit such proposal to the Company, and such proposal must be received by the Company, no later than September 1, 1998.


                       COST OF SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-KSB/A and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at not additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.


                    SECTION 16(A) REPORTING DELINQUENCIES

Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (hereinafter "SEC") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 1997, all filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were met, except that Messrs. Barbera and Anderson each made one late filing, due to administrative timing errors on their part with respect to reporting repayment of convertible debt to Mr. Barbera and reporting stock options granted to Mr. Anderson. Subsequent to July 1, 1997, a Form 3 for John T. Gerlach, a director of the Company, was not filed on a timely basis with respect to his appointment as a director of the Company.


                        ANNUAL REPORT ON FORM 10-KSB/A

The Company is providing the Form 10-KSB/A as part of the Company's Annual Report to each person whose proxy is solicited. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB/A, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page, or a minimum charge of Five Dollars ($5.00). Written requests should be directed to Jamie Shaber, MARKETING SERVICES GROUP, INC., 333 Seventh Avenue, New York, New York, 10001. Each such request must set forth a good-faith representation that, as of February 23, 1998, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.

                                          By Order of the Board of Directors


                                          /s/ Alan I. Annex
                                          -----------------
                                          Secretary

New York, New York
February 28, 1998

                                  PROXY CARD
     Please date, sign and mail your proxy card back as soon as possible!

This proxy is solicited on behalf of the Board of Directors of MARKETING SERVICES GROUP, INC., for the Annual Meeting of Stockholders to be held on April 3, 1998. The Board of Directors recommend a vote "FOR" the following proposals:

   1.  Election of directors:             INSTRUCTION: To withhold authority to
           Alan I. Annex                  vote for any nominee(s), write that
           J. Jeremy Barbera              nominee's name in the space provided:
           S. James Coppersmith
           John T. Gerlach                ------------------------------------
           Seymour Jones
           C. Anthony Wainwright    [ ] FOR all of the nominees   [ ] ABSTAIN

   2. Increase the number of authorized shares of Common Stock from 36,250,000 to 75,000,000 shares:
                         [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

   3   Ratification of selection of Independent Auditors:
                         [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

   4. Increase the number of authorized shares of Preferred Stock from 50,000 to 150,000 shares:
                         [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

Votes MUST be indicated by placing an "X" in one of the above boxes using black or blue ink. The undersigned hereby appoints J. Jeremy Barbera and Alan I. Annex, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MARKETING SERVICES GROUP, INC. at the Annual Meeting of Stockholders to be held on April 3, 1998, and at any adjournment thereof, upon all subjects that may properly come before the meeting including the increase of the number of authorized shares of Common Stock. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO THE PROPOSALS OR ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION (I.E., FOR THE PROPOSALS) AND ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                    Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Stockholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

                                    Dated:
                                          -------------------------------------
                                    By:
                                       ----------------------------------------

                                    -------------------------------------------

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.